EXHIBIT INDEX


EXHIBIT      DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1 Articles of Incorporation of Twentieth Century Investors, Inc., dated July 2, 1990 (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a2 Articles of Amendment of Twentieth Century Investors, Inc., dated November 20, 1990 (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a3 Articles of Merger of Twentieth Century Investors, Inc., a Maryland corporation and Twentieth Century Investors, Inc., a Delaware corporation, dated February 22, 1991 (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a4 Articles of Amendment of Twentieth Century Investors, Inc., dated August 11, 1993 (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a5 Articles Supplementary of Twentieth Century Investors, Inc., dated September 3, 1993 (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a6 Articles Supplementary of Twentieth Century Investors, Inc., dated April 28, 1995 (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a7 Articles Supplementary of Twentieth Century Investors, dated November 17, 1995 (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a8 Articles Supplementary of Twentieth Century Investors, Inc., dated January 30, 1996 (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a9 Articles Supplementary of Twentieth Century Investors, Inc., dated March 11, 1996 (filed as a part of Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on June 14, 1996, and incorporated herein by reference).

EX-99.a10    Articles of Amendment of Twentieth  Century  Investors,  Inc. dated
             December 2, 1996 (filed as a part of  Post-Effective  Amendment No.
             76 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a11    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 2, 1996 (filed as a part of  Post-Effective  Amendment No.
             76 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a12    Articles Supplementary of American Century Mutual Funds, Inc. dated
             July 28, 1997 (filed as a part of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File
             No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.a13    Articles Supplementary of American Century Mutual Funds, Inc. dated
             November 28, 1997 (filed as a part of Post-Effective  Amendment No.
             83 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a14    Certificate  of  Correction to Articles  Supplementary  of American
             Century Mutual Funds, Inc. dated December 18, 1997 (filed as a part of Post-Effective Amendment No. 83 to the Registration Statement on
             Form N-1A of the Registrant,  File No.  2-14213,  filed on February
             26, 1999, and incorporated herein by reference).

EX-99.a15    Articles Supplementary of American Century Mutual Funds, Inc. dated
             December 18, 1997 (filed as a part of Post-Effective  Amendment No.
             78 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No. 2-14213, (filed on February 26, 1998, and incorporated herein by reference).

EX-99.a16    Articles Supplementary of American Century Mutual Funds, Inc. dated
             January 25, 1999 (filed as a part of  Post-Effective  Amendment No.
             83 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a17    Articles Supplementary of American Century Mutual Funds, Inc. dated
             February 16, 1999 (filed as a part of Post-Effective  Amendment No.
             83 to the  Registration  Statement on Form N-1A of the  Registrant,
             File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.b1 Bylaws of Twentieth Century Investors, Inc. (filed as a part of Post-Effective Amendment No. 73 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.b2 Amendment of Bylaws of American Century Mutual Funds, Inc. (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1 Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated August 1, 1997 (filed as a part of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.d2 Addendum to Management Agreement between American Century Mutual Funds, Inc. and American Century Investment Management, Inc. dated February 16, 1999 (filed as a part of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.e1 Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, dated January 15, 1998 (filed as a part of Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of American Century Target Maturities Trust, File No. 2-94608, filed on January 30, 1998, and incorporated herein by reference).

EX-99.e2 Amendment No. 1 to the Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, Inc. dated June 1, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.e3 Amendment No. 2 to the Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, Inc. dated December 1, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.e4 Amendment No. 3 to the Distribution Agreement between American Century Mutual Funds, Inc. and Funds Distributor, Inc. dated January 29, 1999 (filed as a part of Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A of American Century Variable Portfolios, Inc., File No. 33-14567, filed on January 15, 1999, and incorporated herein by reference).

EX-99.g1 Global Custody Agreement between The Chase Manhattan Bank and the Twentieth Century and Benham funds, dated August 9, 1996 (filed as a part of Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of American Century Government Income Trust, File No. 2-99222, filed on February 7, 1997, and incorporated herein by reference).

EX-99.g2 Master Agreement between Commerce Bank, N.A. and Twentieth Century Services, Inc. dated January 22, 1997 (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h Transfer Agency Agreement dated as of March 1, 1991, by and between Twentieth Century Investors, Inc. and Twentieth Century Services, Inc. (filed as a part of Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.i Opinion and Consent of Counsel (filed as a part of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.j Power of Attorney dated February 19, 1999 (filed as a part of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m1 Master Distribution and Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and
             Twentieth Century World Investors, Inc. (Advisor Class) dated September 3, 1996 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2 Amendment No. 1 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 13, 1997 (filed as a part of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.m3 Amendment No. 2 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated September 30, 1997 (filed as a part of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.m4 Amendment No. 3 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated June 30, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5 Amendment No. 4 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.m6 Amendment No. 5 to Master Distribution and Shareholder Services Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. (Advisor Class) dated February 16, 1999 (filed as a part of Post-Effective Amendment No. 83 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7 Shareholder Services Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. (Service Class) dated September 3, 1996 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.o1 Multiple Class Plan of Twentieth Century Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth Century Strategic Asset Allocations, Inc. and Twentieth Century World Investors, Inc. dated September 3, 1996 (filed as a part of Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on February 17, 1998, and incorporated herein by reference).

EX-99.o2 Amendment No. 1 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 13, 1997 (filed as a part of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on July 17, 1997, and incorporated herein by reference).

EX-99.o3 Amendment No. 2 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated September 30, 1997 (filed as a part of Post-Effective Amendment No. 78 to the Registration Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.o4 Amendment No. 3 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated June 30, 1998 (filed as a part of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of American Century Capital Portfolios, Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.o5 Amendment No. 4 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated November 13, 1998 (filed as a part of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A of American Century World Mutual Funds, Inc., File No. 33-39242, filed on November 13, 1998, and incorporated herein by reference).

EX-99.o6 Amendment No. 5 to Multiple Class Plan of American Century Capital Portfolios, Inc., American Century Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc. and American Century World Mutual Funds, Inc. dated January 29, 1999 (filed as a part of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A of the Registrant, File No. 33-64872, filed on December 29, 1998, and incorporated herein by reference).

EX-27.1.1    Financial Data Schedule for Tax-Managed Value Fund.